UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

Skystar Bio-Pharmaceutical Company

(Exact name of registrant as specified in its charter)

______________

Nevada	001-34394	33-0901534
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4/F Building B Chuangye Square, No. 48 Keji Road,

Gaoxin District, Xi’an, Shaanxi Province, P.R. China

(Address of Principal Executive Office) (Zip Code)

(8629) 8819-3188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 25, 2013, Skystar Bio-Pharmaceutical Company (the “Company”) held its Annual Meeting of Shareholders at the Company’s executive officers in Xi’an, Shaanxi Province, China. Set forth below are the matters voted upon at the meeting and the voting results:

Proposal 1 (Election of Directors) - The shareholders elected Weibing Lu, Wei Wen, Mark D. Chen, Fan Qiang, Scott Cramer, Chengtun Qu and Weirong Shen as directors of the Company to hold office until the next annual meeting of shareholders and until their successors are duly elected. A summary of votes cast follows below (with 1,835,733 broker non-votes on this Proposal):

Nominee	Votes for	Votes Withheld

Weibing Lu	3,138,755	247,187
Wei Wen	3,138,940	247,002
Mark D. Chen	2,918,745	467,197
Scott Cramer	3,117,431	268,511
Fan Qiang	1,632,786	1,753,156
Chengtun Qu	3,372,789	13,153
Weirong Shen	2,885,816	500,126

Proposal 2 (Ratification of Auditors) – The Company’s shareholders voted to ratify the appointment of Crowe Horwath (HK) CPA as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 with 5,188,196 shares voting for and 3,913 shares voting against (29,566 shares abstaining).

Proposal 3 (Say-on-Pay Proposal) – The Company’s shareholders approved on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement, with 3,319,217 shares voting for and 58,973 shares voting against (7,752 shares abstaining). There were 1,835,733 broker non-votes on this proposal.

Proposal 4 (Say-on-Frequency Proposal) – Finally, the Company’s shareholders approved on an advisory, non-binding basis, the following frequency of future “say-on-pay” votes, by the vote as follows: shares voted for 1 year, 2 years and 3 years were 595,020, 77,935 and 2,695,935, respectively, with 17,052 votes abstaining on this matter. The Company has determined, in light of and consistent with the advisory vote of the Company’s shareholders as to the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers, to include a shareholder advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials once every three years until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

NA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skystar Bio-Pharmaceutical Company

By:	/s/ Bing Mei
Bing Mei, Chief Financial Officer

Date: October 30, 2013